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                                                                  Execution Copy
EXHIBIT 10.1

              SECOND STANDSTILL AGREEMENT AND CONDITIONAL AMENDMENT
                             TO THE CREDIT AGREEMENT


         SECOND STANDSTILL AGREEMENT and Conditional Amendment TO THE CREDIT AGREEMENT, dated as of July 30, 2004 (this "AGREEMENT"), to the Third Amended and Restated Credit Agreement, dated as of September 13, 2002, as amended by a Letter Amendment and Waiver dated as of November 12, 2002, a Second Amendment dated as of May 5, 2004, a Third Amendment dated as of May 12, 2004, a Fourth Amendment dated as of May 25, 2004 and a Standstill Agreement and Conditional Amendment to the Credit Agreement (the "FIRST STANDSTILL AMENDMENT") dated as of June 30, 2004 (as so amended, the "CREDIT AGREEMENT"), among CHOICE ONE COMMUNICATIONS INC., a Delaware corporation (the "GUARANTOR"), the subsidiaries of the Guarantor listed on the signature pages hereto (each a "BORROWER" and collectively the "BORROWERS"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement defined above (collectively, the "LENDERS"), General Electric Capital Corporation, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), collateral agent and syndication agent for the Lenders, and the other agents signatories hereto.

                             PRELIMINARY STATEMENTS

         1. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended by this Agreement.

         2. Pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Borrowers.

         3. Pursuant to Section 2.6 of the Credit Agreement (including after giving effect to the First Standstill Amendment), on July 30, 2004, the Borrowers are obligated to pay to the Revolving Credit Lenders outstanding Revolving Credit Loans in the principal amount listed on Schedule I hereto (the "REQUIRED REVOLVING LOAN PAYMENT").

         4. Pursuant to Section 4.3 of the Credit Agreement (including after giving effect to the First Standstill Amendment), on July 30, 2004, the Borrowers are obligated to pay to the Term A Lenders, the Term B Lenders, and the Term D Lenders outstanding Term A Loans, Term B Loans and Term D Loans respectively, in the principal amounts listed on Schedule I hereto (collectively, the "REQUIRED TERM LOAN PAYMENTS", and together with the Required Revolving Loan Payments, the "REQUIRED PRINCIPAL PAYMENTS").

         5. Pursuant to Section 5.1(e) of the Credit Agreement (including after giving effect to the First Standstill Amendment), on July 30, 2004, the Borrowers are obligated to pay to the Lenders interest on the outstanding LIBOR Rate Loans in such amounts listed on Schedule II


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hereto (collectively, the "REQUIRED INTEREST PAYMENTS", and together with the
Required Principal Payments, the "REQUIRED PAYMENTS").

         6. In order to permit the Borrowers, the Guarantor and the Lenders time to implement a possible restructuring of the indebtedness of the Borrowers and the Guarantor, the Borrowers and the Guarantor have requested that either (a) all Lenders consent to an amendment to the Credit Agreement that would postpone the date on which the Required Payments are required to be made from July 30, 2004 (the "REQUIRED PAYMENT DATE") to August 30, 2004 or (b) the Required Lenders agree to forebear from exercising any rights or remedies that they may have under the Credit Agreement and the Loan Documents as a result of the Borrowers not making the Required Payments on the Required Payment Date until August 30, 2004, in each case, on and subject to the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendment to Credit Agreement. Upon and subject to the occurrence (and only the occurrence) of the Amendment Effective Date (as defined in Section 4 below), the Credit Agreement (including after giving effect to the First Standstill Amendment) is hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is amended as set forth in
Section 2(d)(i) below.

         (b) Section 2.6(a) of the Credit Agreement is amended by amending and restating in its entirety the last sentence of such Section to read as follows:
"Notwithstanding the foregoing, the permanent reduction of the Revolving Credit Commitment that, but for the terms of this sentence, would otherwise be required to occur on July 30, 2004, shall be required to occur instead on August 30, 2004.".

         (c) Section 4.3(a) of the Credit Agreement is amended by amending and restating in its entirety the last sentence of such Section to read as follows:
"Notwithstanding the foregoing, the repayment of outstanding Term A Loans that, but for the terms of this sentence, would otherwise be required to be made on July 30, 2004, shall be required to be made instead on August 30, 2004.".

         (d) Section 4.3(b) of the Credit Agreement is amended by amending and restating in its entirety the last sentence of such Section to read as follows:
"Notwithstanding the foregoing, the repayment of outstanding Term B Loans that, but for the terms of this sentence, would otherwise be required to be made on July 30, 2004, shall be required to be made instead on August 30, 2004.".

         (e) Section 4.3(d) of the Credit Agreement is amended by amending and restating in its entirety the last sentence of such Section to read as follows:
"Notwithstanding the foregoing, the repayment of outstanding Term D Loans that, but for the terms of this sentence, would otherwise be required to be made on July 30, 2004, shall be required to be made instead on August 30, 2004.".


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         (f) Section 5.1(b) of the Credit Agreement is amended as set forth in
Section 2(d)(ii) below.

         (g) Section 5.1(e) of the Credit Agreement is amended (i) as set forth in Section 2(d)(iii) below and (ii) by adding a new sentence to the end of such Section to read as follows: "Notwithstanding the foregoing, the payment of interest that, but for the terms of this sentence, would otherwise be required to be made on July 30, 2004, shall be required to be made instead on August 30, 2004."

         (h) Section 13.7 of the Credit Agreement is amended as set forth in
Section 2(d)(iv) below.

         (i) Section 15.2(a)(ii) of the Credit Agreement is amended as set forth in Section 2(d)(v) below.

         SECTION 2. Agreement to Standstill and Amendment.

         (a) Upon and subject to the occurrence of the Standstill Effective Date (as defined in Section 5 below) and subject to the other terms and conditions set forth below, each of the undersigned Lenders (each a "STANDSTILL LENDER" and collectively, the "STANDSTILL LENDERS") and the Administrative Agent agree that, notwithstanding a failure by the Borrowers to make the Required Payments on the Required Payment Date, from and after July 30, 2004 until the first to occur of
(i) August 30, 2004 (the "STANDSTILL PERIOD") or (ii) the date on which a Standstill Termination Event (as defined below) shall have occurred (the first such date to occur, the "STANDSTILL TERMINATION DATE"), such Standstill Lender and the Administrative Agent shall forbear from suing, asking for, demanding, setting off or taking any action to recover from the Guarantor or the Borrowers any of the Required Payments and from otherwise enforcing any of its individual or their collective rights and remedies (including rights of acceleration and foreclosure) against the Guarantor or the Borrowers under the Loan Documents that arise as a result of (and only as a result of) the Required Payments not being made on or before the Required Payment Date (it being acknowledged and agreed by the Borrowers and the Guarantor that the failure to make the Required Payments by the Required Payment Date constitutes an Event of Default notwithstanding such agreement by the Standstill Lenders to forebear), except for any action to perfect, maintain, or defend any liens granted pursuant to the Loan Documents against claims of third parties, the Borrowers or the Guarantor or any action with respect to enforcement of this Agreement.

         (b) Notwithstanding anything to the contrary contained in Section 2(a) hereof, on the Standstill Termination Date (i) the forbearance and all agreements set forth in Section 2(a) hereof shall automatically terminate and be of no further force or effect, (ii) any breach, Default or Event of Default that was the subject of or was affected by the forbearance under Section 2(a) hereof (including the failure of the Borrowers to make any of the Required Payments) is, without further action, reinstated and shall have the same force and effect as if the forbearance had not been agreed to by the parties hereto and (iii) subject to the terms of the Loan Documents and applicable law, any Lender may thereafter, without limitation, sue, ask for or demand from any Borrower or the Guarantor, payment of the Obligations due and payable to such Lender, in whole or in part, and otherwise enforce any of its rights and remedies (including rights of


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acceleration and foreclosure) provided for under the Loan Documents against any party. In furtherance of the foregoing and notwithstanding the occurrence of the Standstill Effective Date, each of the Guarantor and the Borrowers agree that, subject to the agreement of the Standstill Lenders to forbear from exercising certain of their rights and remedies as and to the extent expressly set forth in this Agreement, all rights and remedies of the Lenders under the Loan Documents with respect to the Guarantor and the Borrowers shall continue to be available to the Lenders from and after the Standstill Effective Date.

         (c) It is understood and agreed that interest shall continue to accrue on and after the Standstill Effective Date on the outstanding Obligations (including the Obligations represented by the Required Principal Payments) at the applicable non-default rates provided for pursuant to the Credit Agreement including those based on the LIBOR Rate; provided that it is also understood and agreed that from and after the date hereof all subsequent Interest Periods will not exceed one month in duration.

         (d) Upon and subject to the occurrence of the Standstill Effective Date, the Credit Agreement is hereby amended as follows:

                  (i) Section 1.1 is amended to add the following new definition in the appropriate alphabetical order:

         "Senior Lender Steering Committee" means the unofficial committee of senior secured creditors, consisting of GECC, Strategic Value Partners, LLC and Varde Partners, Inc., and/or such other Lenders that may be appointed thereto from time to time."

                  (ii) Section 5.1(b) of the Credit Agreement is amended by deleting the following language ", two (2) or three (3) months" therein and substituting therefor the word "month".

                  (iii) Section 5.1(e) of the Credit Agreement is amended by amending and restating in its entirety the language in the first sentence thereof up to the proviso to read as follows: "Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each calendar month; and interest on each LIBOR Rate Loan shall be payable on the last day of each Interest Period applicable thereto, which Interest Period shall not exceed one month;".

                  (iv) Section 13.7 of the Credit Agreement is amended by (A) inserting the words ", the Senior Lender Steering Committee and Lenders that are or were member(s) thereof," immediately after the phrase "indemnify the Administrative Agent and the Collateral Agent" therein,
         (B) deleting the word "and" immediately after the phrase "in their respective capacities as such" therein, (C) inserting the words "or the Senior Lender Steering Committee or Lenders that are or were member(s) thereof" (1) immediately after the phrase "incurred by or asserted against the Administrative Agent or the Collateral Agent" therein and
         (2) immediately after the phrase "any action taken or omitted by the Administrative Agent or the Collateral Agent" therein, (D) adding a new clause (c) to the end of the proviso to the first sentence therein to read "or (c) in the case of the Senior Lender Steering Committee or a Lender that is or was a member thereof, the


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         Senior Lender Steering Committee's or such Lender's bad faith, gross negligence or willful misconduct" and (E) adding the following new proviso to the end thereof: "; and provided, further, however, that, notwithstanding the foregoing, no Lender which is or was also a member of the Senior Lender Steering Committee shall be obligated under this
         Section 13.7 or otherwise, in its capacity as a Lender, to indemnify the Senior Lender Steering Committee or any member thereof acting in its capacity as such a member.".

                  (v) Section 15.2(a)(ii) of the Credit Agreement is amended and restated to read as follows:

         "(ii) of the Administrative Agent and the Senior Lender Steering Committee in connection with the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, as well as any advice regarding, and any and all drafts and final documentation in connection with any possible restructuring of indebtedness of any Borrower and/or the Guarantor, whether or not consummated, including without limitation reasonable fees and disbursements of counsel for the Administrative Agent and counsel for the Senior Lender Steering Committee,"

         SECTION 3. Standstill Events. If any of the following events (each a "STANDSTILL EVENT") shall occur and be continuing:

         (a) Any Borrower or the Guarantor shall (i) fail to pay any amount payable hereunder or under any Loan Document (other than the Required Payments) when due in accordance with the terms of this Agreement or the Credit Agreement, as the case may be, or (ii) fail to comply with or breach any provision of this Agreement or of any Loan Document or the occurrence of any event of default under any Loan Document or Related Transactions Documents, other than the failure to make the Required Payments during the Standstill Period, subject in the case of clause (ii) above only (other than the failure to make the Required Payments, for which notwithstanding anything to the contrary in Section 12.1 of the Credit Agreement no grace period or notice requirement shall be applicable) to applicable notice and grace periods, if any, set forth in Section 12.1 of the Credit Agreement;

         (b) Any representation or warranty made or deemed made by the Borrowers or the Guarantor herein or any representation or warranty made or deemed made hereafter by any Borrower or the Guarantor in any Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with any such Loan Document shall prove to have been incorrect or misleading in any material respect on or as of the date made or deemed made;

         (c) Any of the Security Documents to which a Borrower or the Guarantor is a party shall cease, for any reason (other than any termination in accordance with its terms), to be in full force and effect, or any Borrower or the Guarantor shall so assert, or any Lien created by any of such Security Documents shall (except to the extent released in accordance with the terms of such Security Documents and the Credit Agreement) cease to be enforceable in accordance with its terms;


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         (d) The Guaranty contained in Article XIV of the Credit Agreement shall cease, for any reason (other than in accordance with the terms of the Credit Agreement), to be in full force and effect with respect to the Guarantor or any Borrower;

         (e) The commencement by or against any Borrower or the Guarantor of (i) any foreclosure, bankruptcy or similar proceeding, (ii) any proceeding that threatens or contests the liens in favor of the Administrative Agent or the Obligations of the Guarantor under the Guaranty, (iii) any proceeding by any Bridge Lender seeking to enforce any remedy with respect to any Bridge Loans or related obligations or (iv) any other proceeding that could have a Material Adverse Effect, or the commencement of a proceeding by or on behalf of any Borrower or the Guarantor against any Lender or Agent or the Senior Lender Steering Committee;

         (f) A Waiver Termination Event (as defined in the Bridge Lender Consent (as defined in Section 5 below)) shall occur under the terms of the Bridge Lender Consent;

         (g) The exercise of any remedies against any Borrower or the Guarantor pursuant to a Hedging Agreement permitted or required under the Credit Agreement; or

         (h) The failure by the Borrowers and the Guarantor to obtain an agreement by August 12, 2004, in form and substance satisfactory to the Administrative Agent, from each Lender party to a Hedging Agreement permitted or required under the Credit Agreement to (i) defer any payments due under such Hedging Agreement to September 30, 2004 and (ii) waive or forbear against taking any remedial action in respect of any default or cross default under such Hedging Agreement (including, without limitation, a default resulting from a bankruptcy or similar proceeding of the Borrowers or a cross default by virtue of a Default or Event of Default under the Credit Agreement resulting from the failure by the Borrowers to make the Required Payments) on such terms and conditions satisfactory to the Administrative Agent.

then, upon the affirmative vote of the Required Lenders or, with respect to clauses (e)(i) and (f) above, automatically upon the occurrence of any such event described in such clauses without any further action, such Standstill Event shall constitute a "STANDSTILL TERMINATION EVENT". The occurrence of a Standstill Termination Event shall cause the forbearance under Section 2(a) of this Agreement to immediately and automatically terminate and shall constitute an Event of Default under the Credit Agreement and entitle the Lenders to exercise all of the rights and remedies exercisable upon an Event of Default pursuant to the Credit Agreement.

         SECTION 4. Conditions to Effectiveness of Amendment. This Agreement (other than Sections 2, 3 and 10 hereof) shall be effective as of the date first above written when, and only when, on or before July 30, 2004 all of the following conditions precedent have been fulfilled in a manner satisfactory to the Administrative Agent (the "AMENDMENT EFFECTIVE DATE"):

         (a) the Administrative Agent shall have signed this Agreement and the Administrative Agent shall have notified the parties hereto that it has received counterparts of this Agreement executed by the Guarantor, the Borrowers and all Lenders (or advice satisfactory to the Administrative Agent shall have been received by the Administrative Agent that all of the Lenders have executed this Agreement); and


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         (b) the conditions set forth in Sections 5(b), (d) and (e) have been satisfied.

         SECTION 5. Conditions to Effectiveness of Standstill Agreement. This Agreement (other than Section 1 hereof, which shall only become effective in accordance with Section 4 above) shall be effective as of the date first above written when, and only when, on or before July 30, 2004, all of the following conditions precedent have been fulfilled in a manner satisfactory to the Administrative Agent (the "STANDSTILL EFFECTIVE DATE"):

         (a) the Administrative Agent shall have signed this Agreement and the Administrative Agent shall have notified the parties hereto that it has received counterparts of this Agreement executed by the Guarantor, the Borrowers and the Required Lenders but not all Lenders (or advice satisfactory to the Administrative Agent shall have been received by the Administrative Agent that the Required Lenders but not all Lenders have executed this Agreement);

         (b) the Administrative Agent shall have received counterparts of the Consent appended hereto (the "CONSENT") executed by each of the Guarantor and each of the Grantors and/or Pledgors designated therein;

         (c) the Administrative Agent and the Senior Lender Steering Committee shall have received evidence of agreements, in form and substance satisfactory to them, that the requisite lenders under the Bridge Loan Agreement have agreed to waive any and all of their rights to take any action with respect to the rights and remedies under the Bridge Loan Agreement that may arise as a result of a cross-default to a Default under the Credit Agreement or otherwise until at least the earlier of (i) August 30, 2004 and (ii) the occurrence of a Standstill Termination Event (the "BRIDGE LENDER CONSENT");

         (d) the Administrative Agent shall have received duly certified resolutions or other satisfactory evidence of the authority of the Borrowers and the Guarantor to enter into and perform this Agreement;

         (e) payment by the Borrowers or the Guarantor to the Administrative Agent of all billed and unpaid fees and expenses of the Administrative Agent and the Senior Lender Steering Committee in connection with all matters relating to this Agreement, the Loan Documents and the restructuring of the Borrowers and the Guarantor, including, without limitation, the reasonable fees and expenses of the financial advisor to the Administrative Agent, counsel to the Administrative Agent and counsel to the Senior Lender Steering Committee; and

         (f) the Administrative Agent shall have received evidence, in form and substance satisfactory to it, that the conditions precedent set forth in Section 3 of the Bridge Lender Consent have been satisfied.

         SECTION 6. Representations and Warranties. To induce the Lenders to enter into this Agreement, each of the Borrowers and the Guarantor hereby represents and warrants to the Administrative Agent and the Lenders party hereto the following:

         (a) The execution, delivery and performance by such Borrower and the Guarantor of this Agreement and the Loan Documents to which it is a party, as amended hereby,


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are within such Borrower's and Guarantor's corporate or limited liability company powers, have been duly authorized by all necessary corporate or limited liability company action, and do not (i) contravene such Borrower's or Guarantor's constituent documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Borrower and Guarantor, or (iii) subject to the receipt of the Bridge Lender Consent described in Section 5(c) hereof, conflict with or result in the breach of, or constitute a default under, any contractual obligation. As of the Standstill Effective Date or the Amendment Effective Date, as the case may be, neither the Guarantor nor such Borrower is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or, subject to the receipt of the Bridge Lender Consent described in Section 5(c) hereof, in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

         (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or, subject to the receipt of the Bridge Lender Consent described in Section 5(c) hereof, any other third party is required to be obtained by such Borrower or the Guarantor in connection with the execution and delivery, or performance by any such Borrower or the Guarantor of any of its obligations under, this Agreement and the Credit Agreement, as amended hereby.

         (c) This Agreement has been duly executed and delivered by such Borrower and the Guarantor, and is the legal, valid and binding obligation of such Borrower and the Guarantor, enforceable against such Borrower and the Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

         (d) Other than as expressly contemplated herein, (i) the representations and warranties made by each of the Borrowers and the Guarantor in the Security Documents and in Sections 7.1(a), (b), (c), (d), (e), (f), (g),
(h), (i), (j), (k), (l), (m), (n), (o), (r), (s), (t), (u), (v), (w), (x), (z),
(aa), (bb) and, except as may have been disclosed in the Guarantor's public filings to date, (p) of the Credit Agreement are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Agreement, as if made on and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing, subject to the receipt of the Bridge Lender Consent described in Section 5(c) hereof and other than, if the Amendment Effective Date shall not have occurred, any resulting from the failure to pay the Required Payments.

         (e) After giving effect to the amendments set forth in Section 1 hereof (if this Agreement is executed by all Lenders), or after giving effect to the Bridge Lender Consent referred to in Section 5(c) above (if this Agreement is executed by the Required Lenders but not all Lenders), no default has occurred and is continuing under or in connection with the Bridge Loan Agreement.


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         SECTION 7. Reference to and Effect on the Loan Documents.


         (a) On and after the Standstill Effective Date or the Amendment Effective Date, as the case may be, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended or otherwise modified by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 8. Amendments. This Agreement may not be amended, supplemented or modified except in accordance with the provisions of this Section 8. The Required Lenders, the Guarantor and each Borrower may, or (with the written consent of the Required Lenders) the Administrative Agent, the Guarantor and each Borrower may, subject to the requirements of Section 15.11 of the Credit Agreement, from time to time, (a) enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights or obligations of the Standstill Lenders or of the Borrowers and the Guarantor hereunder or (b) waive, on such terms and conditions as the Required Lenders, or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or any Standstill Event and its consequences; provided, that, no such waiver and no such amendment, supplement or modification shall amend, modify or waive any provision of this Section 8 without the consent of each Lender party hereto; and provided, further, that, in the event Section 1 hereof becomes effective in accordance with Section 4 hereof, no such waiver and no such amendment, supplement or modification shall extend the timeframes specified therein without the consent of each Lender party hereto. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the relevant Standstill Lenders and shall be binding upon the Borrowers, the Guarantor, the Standstill Lenders, the Administrative Agent and all future Standstill Lenders.

         SECTION 9. Costs and Expenses. The Borrowers agree to pay, and the Guarantor guarantees payment of, all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Agreement and all related matters during the Standstill Period including, without limitation, the reasonable fees and expenses of the financial advisor to the Administrative Agent, counsel to the Administrative Agent and counsel to the Senior Lender Steering Committee (in each case, whether incurred prior to or after the Standstill Effective Date or the Amendment Effective Date, as the case may be, with respect to this Agreement).


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                                       10


         SECTION 10. Tolling of Statute of Limitations. Each and every statute of limitations or other applicable law, rule or regulation governing the time by which any Standstill Lender must commence legal proceedings or otherwise take any action with respect to exercising any of its respective rights, powers or remedies directly or indirectly against any of the Borrowers and the Guarantor with respect to any breach or default existing on or prior to the Standstill Termination Date, including, without limitation, actions under or in respect of any of the Credit Agreement or any Loan Document, shall be tolled during the Standstill Period. Each of the Borrowers and the Guarantor agree, to the fullest extent permitted by law, not to include such period of time in any assertion by it at any time that a statute of limitations or other applicable law, rule or regulation bars or otherwise acts as a defense (whether equitable or legal) to any legal proceeding or other action by any Lender in exercise of its respective rights, powers or remedies, directly or indirectly, with respect to any or all of the breaches or defaults referred to in the immediately preceding sentence.

         SECTION 11. Agreement Not a Defense. Each of the Borrowers and the Guarantor agree that, subject to the agreement of the Standstill Lenders to forbear as and to the extent expressly set forth herein, the agreements of the Standstill Lenders under this Agreement shall not constitute a waiver by any of the Standstill Lenders of, or a defense by any of the Borrowers and the Guarantor to, the exercise by any of the Standstill Lenders of any right, power or remedy which any of the Standstill Lenders may have under or in respect of the Credit Agreement or any Loan Document or any other agreement or document relating thereto (and including rights, powers and remedies at law, in equity or by statute).

         SECTION 12. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 13. Acknowledgments and Agreements.

         (a) The Collateral. Each of the Borrowers and the Guarantor ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the liens and security interests granted to secure any of the Obligations to and for the benefit of the Lenders, pursuant to the Security Documents. Each of the Borrowers and the Guarantor acknowledges and agrees that all such liens and security interests granted by it shall continue to secure the Obligations and the Guaranty from and after the effective date hereof. Each of the Borrowers and the Guarantor further agrees to take promptly any and all actions reasonably requested by the Administrative Agent with respect to the granting, perfection and priority of the liens purported to be granted by the Security Documents.

         (b) Validity of Obligations. Each of the Borrower and the Guarantor acknowledges and agrees that such party is truly and justly indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind, and such party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

         SECTION 14. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY

HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         SECTION 15. Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWERS:

                              CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                              CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC. CHOICE ONE COMMUNICATIONS INTERNATIONAL INC. CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                              CHOICE ONE OF NEW HAMPSHIRE INC.
                              CHOICE ONE COMMUNICATIONS OF OHIO INC.
                              CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                              CHOICE ONE ONLINE INC.
                              CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                              CHOICE ONE COMMUNICATIONS SERVICES INC.
                              US XCHANGE INC.
                              US XCHANGE OF INDIANA, LLC.
                              US XCHANGE OF ILLINOIS, LLC.
                              US XCHANGE OF WISCONSIN, LLC.
                              US XCHANGE OF MICHIGAN, LLC.


                              By:  Ajay Sabherwal
                                 --------------------------------
                                 Name: Ajay Sabherwal
                                 Title:  CFO
                                        for each of the entities set forth above


                              GUARANTOR:

                              CHOICE ONE COMMUNICATIONS INC.


                              By:  Ajay Sabherwal
                                 --------------------------------
                                 Name: Ajay Sabherwal
                                 Title:  CFO

                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Administrative Agent, Collateral
                                           Agent, Syndication Agent and Lender


                                           By: /s/ Terrell W. Harris
                                              ----------------------------------
                                              Name:  Terrell W. Harris
                                              Title: Duely Authorized Signator



                                           MORGAN STANLEY SENIOR FUNDING, INC.,
                                           as Documentation Agent and Lender


                                           By: /s/ Ian Sandler
                                              ----------------------------------
                                              Name:  Ian Sandler
                                              Title: Vice President



                                           BANK OF AMERICA, N.A., as Lender


                                           By: /s/ Sid Bridges
                                              ---------------------------------
                                              Name:  Sid Bridges
                                              Title:  AVP

                                           DEUTSCHE BANK AND TRUST COMPANY
                                           AMERICAS, as Lender

                                           By: DB Services New Jersey

                                           By: /s/ Edward Schaffer
                                              ----------------------------------
                                              Name:  Edward Schaffer
                                              Title: Vice President



                                           CARGILL FINANCIAL SERVICES
                                           INTERNATIONAL, Inc., as Lender

                                           By: /s/ Rory J. O'Neill
                                              ----------------------------------
                                              Name:  Rory J. O'Neill
                                              Title: Executive Vice President


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           FERNWOOD ASSOCIATES, L.P., as Lender

                                           By: /s/ Robert Gaviglio
                                              ---------------------------------
                                              Name:  Robert Gaviglio
                                              Title:

                              Wayland Distressed Opportunities Fund I-B, LLC, as Lender

                              By: /s/ John D. McEvoy
                                  Name:  John D. McEvoy
                                  Title: Authorized Signatory


                              VARDE PARTNERS, INC., as Lender

                              By: /s/ George Hicks
                                  --------------------------------------------
                                  Name:  George Hicks
                                  Title:


                              STRATEGIC VALUE MASTER FUND, LTD, as
                              Lender

                              By: /s/ Geoffrey A. Gold
                                  --------------------------------------------
                                  Name:  Geoffrey A. Gold
                                  Title: Managing Director

                                SCOGGIN CAPITAL MANAGEMENT, LP II, as
                                Lender
                                       By: S&E Partners, LP; its general partner
                                       By: Scoggin, Inc.; its general partner

                                By: /s/ Craig Effron
                                    ---------------------------
                                    Name:  Craig Effron
                                    Title: President



                                QUANTUM PARTNERS LDC, as Lender

                                By: /s/ Joyce M. Anzalotta
                                    ---------------------------
                                    Name:  Joyce M. Anzalotta
                                    Title: Attorney in fact


                                ORE HILL HUB FUND, LTD, as Lender

                                By: /s/ Frederick Wahl
                                    ---------------------------
                                    Name: Frederick Wahl
                                    Title:

                                          MERRILL LYNCH CREDIT PRODUCTS, LLC, as
                                          Lender

                                          By: /s/ Michael Lee
                                              ---------------------------------
                                              Name:  Michael Lee
                                              Title: Vice President

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                          GOLDMAN SACHS CREDIT PARTNERS, L.P.,
                                          as Lender

                                          By: /s/ Pedro Ramirez
                                              ---------------------------------
                                              Name:  Pedro Ramirez
                                              Title: Authorized Signatory


                                          GOLDMAN SACHS CREDIT PARTNERS, L.P.,
                                          as Lender

                                          By: /s/ Juan Carlos Isaza
                                              ---------------------------------
                                              Name:  Juan Carlos Isaza
                                              Title: Authorized Signatory

                              Wayland Distressed Opportunities Fund I-C, LLC, as Lender

                              By: /s/ John D. McEvoy
                                  Name:  John D. McEvoy
                                  Title: Authorized Signatory

                                     CONSENT

                                                       Dated as of July 30, 2004


         Each of the undersigned, as a Grantor and/or Pledgor under the Third Amended and Restated Security Agreement, dated as of September 13, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "SECURITY AGREEMENT") and/or the Third Amended and Restated Pledge Agreement, dated as of September 13, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "PLEDGE AGREEMENT"), in each case, in favor of the Administrative Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Second Standstill Agreement and Conditional Amendment to the Credit Agreement (the "AGREEMENT"), hereby consents to such Agreement and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Agreement, each of the Security Agreement and the Pledge Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Agreement, each reference in the Security Agreement and the Pledge Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Agreement, and (b) the Security Documents to which such Grantor or such Pledgor, as the case may be, is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).



                                 CHOICE ONE COMMUNICATIONS INC.
                                 CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                                 CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC. CHOICE ONE COMMUNICATIONS INTERNATIONAL INC. CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                                 CHOICE ONE OF NEW HAMPSHIRE INC.
                                 CHOICE ONE COMMUNICATIONS OF OHIO INC.
                                 CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                                 CHOICE ONE ONLINE INC.
                                 CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                                 CHOICE ONE COMMUNICATIONS SERVICES INC.
                                 US XCHANGE INC.
                                 US XCHANGE OF INDIANA, L.L.C.
                                 US XCHANGE OF ILLINOIS, L.L.C.
                                 US XCHANGE OF WISCONSIN, L.L.C.
                                 US XCHANGE OF MICHIGAN, L.L.C.

                                 By: /s/ Ajay Sabherwal
                                    --------------------------------------------
                                     Name: Ajay Sabherwal
                                     Title: EVP & CFO

The Registrant has omitted from this filing the Schedules listed below. The Registrant will furnish supplementally to the Commission, upon request, a copy of any omitted Schedule.

                  Schedule I - Required Principal Payments
                  Schedule II - Required Interest Payments